Recapitalization	12 Months Ended
Dec. 31, 2020
Recapitalization [Abstract]
RECAPITALIZATION

NOTE 9 – RECAPITALIZATION

Effective June 22, 2021, Biond Photonics, Inc. merged into the wholly owned subsidiary of Parc Investments, Inc., a shell company. According to the terms of the merger agreement, the shareholders of the Biond Photonics, Inc. were issued shares of Parc Investments, Inc., and the directors of Biond Photonics, Inc were elected as the directors of Parc Investments, Inc. Parc Investments, Inc., changed its name to Aeluma, Inc. and is now pursuing the business of the Biond Photonics, Inc. The merger transaction was recorded as a recapitalization and Biond Photonics, Inc was deemed the accounting survivor. Consequently, the accompanying historical financial statements of Biond Photonics, Inc. have been revised to present the number of shares and per share amounts as converted into shares of the legal acquiror.